SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2002

GenCorp Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-1520	34-0244000
(State or Other Jurisdiction	(Commission File	IRS Employer
of Incorporation)	Number)	Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California	95670
(Address of Principal Executive Offices)	(Zip Code)

P.O. Box 537012, Sacramento, California	95853-7012
(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code (916) 355-4000

Item 5. Other Events

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant’s press release which was issued on April 23, 2002.

Exhibit 99.1 is a GenCorp Inc. press release dated April 23, 2002, which stated that Michael Thomas Bryant will assume the position of president of GenCorp’s automotive business, GDX Automotive.

Item 7. Exhibits

Table		Exhibit
Item No.	Exhibit Description	Number

99	GenCorp Inc.’s press release dated April 23, 2002, which stated that Michael Thomas Bryant will assume the position of president of GenCorp’s automotive business, GDX Automotive.	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENCORP INC.

By: Name: Title:	/s/ William R. Phillips William R. Phillips Senior Vice President, Law; General Counsel and Secretary

Dated: April 23, 2002